SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A 1

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

              Date of Report: (Date of earliest event reported):
                          July __, 1998 (May 4, 1998)

                                  TEXOIL, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

        NEVADA                       0-12633                    88-0177083
(State of Incorporation)      (Commission File Number)        (IRS Employer
                                                             Identification No.)
                      110 CYPRESS STATION DRIVE, SUITE 220
                              HOUSTON, TEXAS 77066
              (ADDRESS OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)

                                (281) 537-9920
             (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                          1600 SMITH STREET, SUITE 4000
                              HOUSTON, TEXAS 77002
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     This Current Report on Form 8-K/A-1 is made to amend the statement regarding the filing of historical and pro forma financial statements omitted from the Registrant's initial Current Report on form 8-K (filed May 12, 1998),
Item 7, pertaining to the Registrant's acquisition through its wholly-owned subsidiary Cliffwood Oil & Gas Corp. ("Cliffwood"), of all of the oil and gas assets of the affiliated Cliffwood Acquisition - 1996 Limited Partnership (the "Partnership"), as permitted by Item 7 of Form 8-K. Upon review of the acquisition of the Partnership by the Registrant, it determined that the acquisition does not meet the requirements set forth in 17 CFR 210.3-05(b), and as a result, Registrant is amending Items 7(a) and 7(b) to state that no financial statements for the acquired properties are provided.

FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

     (a) Financial statements of business acquired.

         NONE

     (b) Pro forma financial information.

         NONE

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
SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July __, 1998

                                          TEXOIL, INC.

                                          /s/ FRANK A. LODZINSKI
                                          Frank A. Lodzinski,
                                          Chief Executive Officer

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